Ordinary dividends	6 Months Ended
Jun. 30, 2026
Ordinary dividends [Abstract]
Ordinary dividends
4. Ordinary dividends

The Board has recommended an interim dividend of 7.5p (2025: 7.5p) per ordinary share. This is expected to be paid on 2 November 2026 to shareholders on the register at 9 October 2026. The Board recommended a final dividend of 7.5p per ordinary share in respect of 2025. This was paid on 3 July 2026.